Financial - risk management objectives and policies - Effect in profit or loss (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial - risk management objectives and policies
Increase in exchange rate basis points	10.00%	10.00%	10.00%
Decrease in exchange rate basis points	(10.00%)	(10.00%)	(10.00%)
Exchange rate increased effect on income	$ 4,053	$ 1,695	$ 2,474
Exchange rate decreased effect on income	$ (3,545)	$ (1,681)	$ (2,459)